EXHIBIT 10.5

                              TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of July 20, 2005, by and between ARIELWAY , INC., a Delaware corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

      WHEREAS, the Company and the Investor entered into an standby equity distribution agreement dated as of September 30, 2004 (the "Standby Equity Distribution Agreement"); a registration rights agreement dated as of September 30, 2004 (the "Registration Rights Agreement") and an escrow agreement dated as of September 30, 2004 (the "Escrow Agreement"). (Collectively, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement are referred to as the "Transaction Documents."

      NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Termination. Each of the parties to this Agreement hereby terminate the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.


      IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

                                       ARIELWAY, INC.

                                       By:
                                          --------------------------------------
                                       Name:   Arne Dunhem
                                       Title:  Chief Executive Officer

                                       CORNELL CAPITAL PARTNERS, LP

                                       By: Yorkville Advisors, LLC
                                       Its: General Partner

                                       By:
                                          --------------------------------------
                                       Name:   Mark A. Angelo
                                       Title:  Portfolio Manager